Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

In this section, unless the context otherwise requires, the “combined company” or “ProKidney” refer to ProKidney Corp. (formerly Social Capital Suvretta Holdings Corp. III) and its subsidiaries after the Closing, “SCS” refers to SCS prior to the Closing, and “Legacy ProKidney” refers to ProKidney LP and its subsidiaries prior to the Closing.

The following unaudited pro forma condensed combined financial information for the three months ended March 31, 2022 and for the year ended December 31, 2021 combines the historical statement of operations of SCS and the historical consolidated statement of operations of Legacy ProKidney, giving effect to the Business Combination as if it had occurred on January 1, 2021. The unaudited pro forma condensed combined balance sheet as of March 31, 2022 combines the historical balance sheet of SCS and Legacy ProKidney, giving effect to the Business Combination as if it had occurred on March 31, 2022, and the unaudited pro forma condensed combined balance sheet as of December 31, 2021 combines the historical balance sheet of SCS and Legacy ProKidney, giving effect to the Business Combination as if it had occurred on December 31, 2021.

The following unaudited pro forma condensed combined financial information presents the combination of the financial information of SCS and Legacy ProKidney, adjusted to give effect to the Business Combination and other events contemplated by the Business Combination Agreement. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. The unaudited pro forma condensed combined statement of operations is not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the date indicated, nor is it indicative of the future consolidated results of operations of the combined company. The pro forma adjustments were based on the information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

On July 11, 2022, SCS and Legacy ProKidney consummated the Business Combination pursuant to the Business Combination Agreement. The historical financial information has been adjusted to give pro forma effect to the following events that are related and/or directly attributable to the Business Combination. The following pro forma condensed combined financial statements presented herein reflect the actual redemption of 22,829,769 Class A ordinary shares in conjunction with the shareholder vote on the Business Combination contemplated by the Business Combination Agreement at the extraordinary general meeting held on July 11, 2022.

The following summarizes the pro forma share ownership of the combined company’s Class A ordinary shares after giving effect to the Business Combination.

	New ProKidney Ordinary Shares	Ownership
Public Shareholders	2,170,231	0.9%
Sponsor	6,890,000	2.9%
Third Party PIPE Investors	36,840,000	15.3%
Sponsor Related PIPE Investors	15,640,000	6.5%
ProKidney Unitholders (including the ProKidney Related PIPE Investors)	180,000,000	74.5%

Total Shares Outstanding	241,540,231	100.00%

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial information;

•

the historical unaudited condensed financial statements of SCS as of and for the three months ended March 31, 2022, the historical audited condensed financial statements for SCS as of December 31, 2021 and for the period from February 25, 2021 (date of inception) through December 31, 2021, and the related notes, in each case, included elsewhere in this prospectus;

•

the historical unaudited consolidated financial statements of Legacy ProKidney as of and for the three months ended March 31, 2022, the historical audited consolidated financial statements of Legacy ProKidney as of and for the year ended December 31, 2021, and the related notes, in each case, included elsewhere in this prospectus; and

•

other information relating to SCS and Legacy ProKidney contained in this prospectus, including the Business Combination Agreement and the description of certain terms thereof set forth under “Summary of the Prospectus — Background and Business Combination,” as well as the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS MARCH 31, 2022

(in thousands, except share and per share amounts)

	SCS Historical	ProKidney Historical	Transaction Accounting Adjustments (Note 3)	Note	Proforma Combined
Current assets
Cash and cash equivalents	$52	$29,802	$531,461	(a)	$561,315
Prepaid assets	543	592	—		1,135
Prepaid clinical	—	4,855	—		4,855
Other current assets	—	—	—		—

Total current assets	595	35,249	531,461		567,305

Investments held in Trust Account	250,034	—	(250,034)	(b)	—
Fixed assets, net	—	11,103	—		11,103
Right of use assets, net	—	1,673	—		1,673
Deferred offering costs	—	5,108	(5,108)	(c)	—
Intangible assets, net	—	374	—		374
Other long term assets	124	—	—		124

Total assets	$250,753	$53,507	$276,319		$580,579

Current liabilities
Accounts payable	$27	$2,509	$(34)		$2,502
Lease liabilities	—	328	—		328
Accrued expenses and other	5,342	8,117	—		13,459
Related party notes payable	—	20,000	(20,000)	(d)	—
Income taxes payable	—	958	—		958
Advances from related party	44	—	(44)	(e)	—

Total current liabilities	5,413	31,912	(20,078)		17,247

Long term liabilities
Deferred underwriting fee payable	7,700	—	(7,700)	(f)	—
Lease liabilities, net of current portion	—	1,428	—		1,428
Tax Receivable Agreement liability	—	—	—	(g)	—

Temporary equity:
Class A ordinary shares subject to possible redemption	250,000	—	(250,000)	(h)	—
Redeemable noncontrolling interest	—	—	422,491	(i)	422,491

PubCo:
Pubco Class A Common Stock	—	—	58	(j),(h),(o)	58
Pubco Class B Common Stock	—	—	18	(k)	18

SCS:
SCS Preference shares, $0.0001 par value	—	—	—		—
SCS Class A ordinary shares, $0.0001 par value	—	—	—		—
SCS Class B ordinary shares, $0.0001 par value	1	—	(1)	(o)	—
			—
ProKidney:
ProKidney - Class A Units	—	186,500	(186,500)	(k)	—
ProKidney - Class B Units	—	62,663	(62,663)	(k)	—

Additional paid-in capital			131,531	(k),(l)	131,531
Accumulated deficit	(12,361)	(228,996)	249,163	(k)	7,806

Total equity	(12,360)	20,167	131,606		139,413

Total liabilities, redeemable noncontrolling interest and equity	$250,753	$53,507	$276,319		$580,579

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS DECEMBER 31, 2021

(in thousands, except share and per share amounts)

	SCS Historical	ProKidney Historical	Transaction Accounting Adjustments (Note 3)	Note	Proforma Combined
Current assets
Cash and cash equivalents	$440	$20,558	$551,493	(a)	$572,491
Prepaid assets	505	588	—		1,093
Prepaid clinical	—	6,100	—		6,100
Other current assets	—	25	—		25

Total current assets	945	27,271	551,493		579,709

Investments held in Trust Account	250,008	—	(250,008)	(b)	—
Fixed assets, net	—	11,358	—		11,358
Right of Use assets, net	—	1,241	—		1,241
Intangible assets, net	—	428	—		428
Other long term assets	248	—	—		248

Total assets	$251,201	$40,298	$301,485		$592,984

Current liabilities
Accounts payable	$1,870	$2,834	$—		$4,704
Lease liabilities	—	267	—		267
Accrued expenses and other	—	9,213	—		9,213
Advances from related party	10	—	(10)	(c)	—

Total current liabilities	1,880	12,314	(10)		14,184

Long term liabilities
Deferred underwriting fee payable	7,700	—	(7,700)	(d)	—
Lease liabilities, net of current portion	—	1,067	—		1,067
Tax Receivable Agreement liability	—	—	—	(m)	—

Temporary equity:
Class A ordinary shares subject to possible redemption	250,008	—	(250,008)	(e)	—
Redeemable noncontrolling interest	—	—	430,480	(f)	430,480

PubCo:
Pubco Class A Common Stock	—	—	58	(g),(e),(l)	58
Pubco Class B Common Stock	—	—	18	(h)	18
SCS:
SCS Preference shares, $0.0001 par value	—	—	—		—
SCS Class A ordinary shares, $0.0001 par value	—	—	—		—
SCS Class B ordinary shares, $0.0001 par value	1	—	(1)	(l)	—
			—
ProKidney:
ProKidney - Class A Units	—	186,500	(186,500)	(h)	—
ProKidney - Class B Units	—	1,927	(1,927)	(h)	—

Additional paid-in capital			128,648	(h),(i)	128,648
Accumulated deficit	(8,388)	(161,510)	188,427	(h)	18,529

Total equity	(8,387)	26,917	128,723		147,253

Total liabilities, redeemable noncontrolling interest and equity	$251,201	$40,298	$301,485		$592,984

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2022

(in thousands, except share and per share amounts)

	SCS Historical	ProKidney Historical	Transaction Accounting Adjustments (Note 3)	Note		Proforma Combined
Operating expenses
Research and development	$—	$28,490	$—			$28,490
Operation and formation costs	4,006	—	—			4,006
General and administrative	—	37,972	—			37,972

Total operating expenses	4,006	66,462	—			70,468

Operating loss	(4,006)	(66,462)	—			(70,468)
Other income
Interest expense	—	(14)	—			(14)
Interest income	25	—	(8)	(aa	)	17

Total other income	25	(14)	(8)			3
Net loss before income taxes	(3,981)	(66,476)	(8)			(70,465)
Income tax expense	—	1,010	—	(bb	)	1,010

Net loss	(3,981)	(67,486)	(8)			(71,475)

Net loss attributable to noncontrolling interest	—	—	(53,264)	(cc	)	(53,264)

Net loss available to Class A Common Stock	$(3,981)	$(67,486)	$53,256			$(18,211)

Weighted average Class A Common Stock, basic and diluted						61,540,231

Net loss per share attributable to Class A Common Stock, basic and diluted						$(0.30)	(dd	)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(in thousands, except share and per share amounts)

	SCS Historical	ProKidney Historical	Transaction Accounting Adjustments (Note 3)	Note		Proforma Combined
Operating expenses
Research and development	$—	$46,255	$—			$46,255
Operation and formation costs	2,333		—			2,333
General and administrative	—	8,855	—			8,855

Total operating expenses	2,333	55,110	—			57,443

Operating loss	(2,333)	(55,110)	—			(57,443)
Other income
Interest income	8	2	(8)	(aa	)	2

Total other income	8	2	(8)			2
Net loss before income taxes	(2,325)	(55,108)	(8)			(57,441)
Income tax expense	—	38	—	(bb	)	38

Net loss	(2,325)	(55,146)	(8)			(57,479)

Net loss attributable to noncontrolling interest	—	—	(42,834)	(cc	)	(42,834)

Net loss available to Class A Common Stock	$(2,325)	$(55,146)	$42,826			$(14,645)

Weighted average Class A Common Stock, basic and diluted						61,540,231

Net loss per share attributable to Class A Common Stock, basic and diluted						$(0.24)	(dd)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	Description of Transaction

On July 11, 2022, SCS and Legacy ProKidney consummated the Business Combination contemplated by the Business Combination Agreement.

Following the Closing, the combined company was organized in an umbrella partnership-C corporation (or “Up-C”) structure, and the combined company’s direct assets consisted of Post-Combination ProKidney Common Units and all of the issued and outstanding equity interests of GP, which replaced Legacy GP as the general partner of Legacy ProKidney upon the Closing, and substantially all of the operating assets and business of the combined company is held indirectly through Legacy ProKidney, as described further below. ProKidney is domiciled in the Cayman Islands.

Pursuant to the Business Combination Agreement, the following transactions occurred:

•

prior to the Closing: (i) Legacy ProKidney amended and restated the ProKidney Limited Partnership Agreement to be in the form of the Second Amended and Restated ProKidney Limited Partnership Agreement, which became effective upon the completion of the Business Combination; (ii) GP amended and restated its constitution, which became effective upon the completion of the Business Combination; (iii) SCS amended and restated the Memorandum and Articles of Association to be in the form of the Second Amended and Restated Memorandum and Articles of Association, which became effective upon the completion of the Business Combination; (iv) (A) each issued and outstanding Legacy ProKidney Class B Unit that was not vested pursuant to the terms of the applicable award agreement with the applicable holder as of such time was recapitalized into one PMEL RCU, which would, when vested in accordance with the applicable award agreement, automatically convert into a Post-Combination ProKidney Common Unit (and the associated Legacy ProKidney Class B PMEL RSR would vest) and (B) all other issued and outstanding Legacy ProKidney Class A Units and ProKidney Class B Units were recapitalized into an aggregate number of Post-Combination ProKidney Common Units equal to (x) 175,000,000 minus (y) the number of PMEL RCUs issued pursuant to the foregoing clause (A); (v) Legacy ProKidney completed a restructuring of PMEL; and (vi) Legacy ProKidney issued 5,000,000 Post-Combination ProKidney Common Units pursuant to certain Subscription Agreements in connection with the exercise of election by certain holders to purchase Post-Combination ProKidney Common Units in lieu of SCS Class A ordinary shares; and

•

at the Closing: (i) Legacy ProKidney issued to SCS a number of Post-Combination ProKidney Common Units equal to the number of fully diluted outstanding SCS ordinary shares as of immediately prior to the Closing (but after giving effect to all redemptions of SCS Class A ordinary shares and the purchase of SCS Class A ordinary shares and/or Post-Combination ProKidney Common Units pursuant to the PIPE Investment), in exchange for (a) (x) ProKidney Class B ordinary shares, which shares have no economic rights but entitle the holders thereof to vote on all matters on which shareholders of the combined company are entitled to vote generally, and (y) ProKidney Class B PMEL RSRs, which shall convert into ProKidney Class B ordinary shares upon the vesting of the associated PMEL RCUs (as described above), (b) an amount in cash equal to the aggregate proceeds obtained by SCS in the PIPE Investment and (c) an amount in cash equal to the aggregate proceeds available for release to SCS from the Trust Account (after giving effect to all redemptions of SCS Class A ordinary shares and after payment of any deferred underwriting commissions being held in the Trust Account and payment of certain transaction expenses); (ii) Legacy GP resigned as the general partner of Legacy ProKidney and GP was be admitted as the general partner of Legacy ProKidney; (iii) Legacy ProKidney distributed to the Closing ProKidney Unitholders the ProKidney Class B ordinary shares and ProKidney Class B PMEL RSRs received pursuant to clause (i)(a) (x) and (y) above; and (iv) the Earnout Participants received the Earnout Rights, which Earnout Rights will vest in three equal tranches upon the achievement of certain ProKidney share price milestones or certain change of control events. When vested, the Earnout RCUs will automatically convert into Post-Combination ProKidney Common Units and the associated Earnout RSRs will automatically convert into ProKidney Class B ordinary shares, respectively.

Pursuant to the Exchange Agreement as described elsewhere in this prospectus, each Post-Combination ProKidney Common Unit, together with one Class B ordinary share, is generally exchangeable for one Class A ordinary share, subject to certain procedures and restrictions.

Basis of Presentation and Accounting Policies

The unaudited pro forma condensed combined financial information has been adjusted to include transaction accounting adjustments related to the Business Combination in accordance with GAAP.

We determined that the Business Combination qualified as a common control transaction and, therefore, was accounted for akin to a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Legacy ProKidney is considered the accounting acquirer primarily based on the evaluation of the following facts and circumstances:

Under the guidance in ASC 805 for transactions between entities under common control, the assets, liabilities, and noncontrolling interests of Legacy ProKidney and SCS were recognized at their carrying amounts on the date of the Business Combination. Under this method of accounting, SCS was treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination was treated as the equivalent of Legacy ProKidney issuing stock for the net assets of SCS, accompanied by a recapitalization. The net assets of SCS were stated at their historical value within the pro formas with no goodwill or other intangible assets recorded.

•

The individual controlling Legacy ProKidney prior to the Business Combination also controls the combined company as a result of the Voting Agreement, which provides Tolerantia with the majority of the votes related to the appointment and removal of the majority of the Board;

•	The Legacy ProKidney unitholders prior to the Closing comprise a majority of the voting power of the combined company following the Closing;

•	Senior management of Legacy ProKidney prior to the Closing comprise the senior management of the combined company following the Closing; and

•	The operations of Legacy ProKidney prior to the Closing comprise the ongoing operations of the combined company following the Closing.

Upon completion of the Business Combination, GP became the sole general partner of Legacy ProKidney. Giving effect to the redemption of 22,829,769 Class A ordinary shares, ProKidney has the sole voting interest in Legacy ProKidney through its ownership of GP. As a result, ProKidney consolidated the financial results of Legacy ProKidney and reports a non controlling interest related to the Post-Combination ProKidney Units held by Legacy ProKidney’s investors prior to the Closing on ProKidney’s consolidated balance sheet. The computation of the non controlling interest following the Closing, is as follows:

	Units	Percentage
Interest in ProKidney LP held by the Issuer	61,540,231	25.5%
Noncontrolling interest in the Issuer	180,000,000	74.5%

Total	241,540,231	100.0%

Proposed Accounting Treatment of the Earnout Rights

As discussed in this Note 1, the Earnout Participants received 17,500,000 Earnout Rights upon Closing. Upon satisfaction, during the five-year period after the Closing, of certain volume weighted average price (“VWAP”) thresholds, or a change in control with a per share price exceeding the VWAP thresholds within a five-year period immediately following the Closing, the Earnout Rights will automatically vest and convert into Post-Combination ProKidney Common Units and ProKidney Class B ordinary shares. As the Business Combination was accounted for as a reverse recapitalization, the issuance of the Earnout Rights to the Legacy ProKidney unitholders was accounted for as an equity transaction. Since the Earnout Rights were payable to the Legacy ProKidney unitholders (i.e., the accounting acquirer in the business combination), the accounting for the Earnout Rights arrangement did not fall under Accounting Standards Codification (“ASC”) Topic 805, Business Combinations nor Topic 718, Stock Compensation.

The accounting for the Earnout Rights was also evaluated under ASC Topic 480, Distinguishing Liabilities from Equity, to determine if the arrangement should be classified as a liability. As part of that preliminary analysis, it was determined that the Earnout Rights did not meet the criteria to be accounted for as a liability. Additionally, the Earnout Rights were evaluated under ASC Topic 815, Derivatives. As part of that preliminary analysis, it was determined that the Earnout Rights met the definition of a derivative; however, they meet the scope exception criteria as they were clearly and closely related to the entity’s own stock, and met the criteria for equity treatment. Therefore, an adjustment to recognize the Earnout Rights would have no net impact on any financial statement line item as it would simultaneously increase and decrease additional paid-in capital. Thus, no adjustment has been applied to the unaudited pro forma combined financial information related to the Earnout Rights.

2.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an illustrative understanding of the combined company upon consummation of the Business Combination in accordance with GAAP.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination occurred on the dates indicated. The unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of ProKidney following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. SCS and Legacy ProKidney did not have any historical relationship prior to the transactions. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined financial statements give effect to the redemption of 22,829,769 Class A ordinary shares.

3.	Transaction Adjustments

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2022

(a)    Represents pro forma adjustments to cash and cash equivalents to reflect the following:

(in thousands)	Note
SCS cash held in Trust Account	(1)	$250,034
Payment of deferred underwriting fees	(2)	(7,700)
PIPE Financing	(3)	574,800
Payment to redeeming Public Stockholders	(4)	(228,329)
Payment of other transaction costs	(5)	(37,300)
Repayment of related party notes payable	(6)	(20,000)
Repayment of related party advance	(7)	(44)

Excess cash to balance sheet from Business Combination		$531,461

(1)	Reflects the liquidation and reclassification of investments held in the Trust Account to cash and cash equivalents.
(2)	Reflects the payment of $7.7 million of underwriters’ fees deferred by SCS and which were paid at the Closing.
(3)

Reflects the gross proceeds of $574.8 million from the issuance and sale of 57.5 million ProKidney Class A ordinary shares at $10.00 per share pursuant to the Subscription Agreements entered into with PIPE Investors in connection with the PIPE Investment.

(4)	Represents the payments made to the holders of SCS Class A ordinary shares in connection with the redemption of 22,829,769 SCS Class A ordinary shares.
(5)

Represents transaction costs of $37.3 million incurred by Legacy ProKidney prior to, or concurrent with, the Closing that were cash settled upon Closing in accordance with the Business Combination Agreement. Of that amount, approximately $17.5 million related to investment transaction fees; $11.9 million related to equity financing fees associated with the PIPE Investment, and the remaining $7.9 million related to direct and incremental costs such as legal, tax, accounting, third-party advisory and other miscellaneous fees. This amount excluded the $7.7 million of deferred underwriting fees related to the SCS initial public offering as described in note (2) above, any amounts relating to the ProKidney Promissory Notes, which were repaid at the Closing, and other SCS transaction costs.

(6)	Represents repayment of amounts drawn on ProKidney Promissory Notes.
(7)	Repayment of related party advance.

(b)	Reflects the liquidation and reclassification of investments held in the Trust Account to cash and cash equivalents.

(c)	Represents reclassification of Legacy ProKidney deferred offering costs incurred through March 31, 2022 to additional paid in capital as an offset to the proceeds from the transaction.

(d)	Reflects repayment of amounts drawn on the ProKidney Promissory Notes.

(e)	Repayment of related party advance.

(f)	Reflects the payment of $7.7 million of underwriters’ fees deferred by SCS for which payment is due upon the Closing.

(g)

Upon the completion of the Business Combination, the combined company became a party to the Tax Receivable Agreement. Under the terms of the Tax Receivable Agreement, the combined company is required to pay to certain parties to the agreement 85% of the tax savings that it is deemed to realize in certain circumstances as a result of certain tax attributes that exist following the Transaction and that are created thereafter, including as a result of payments made under the Tax Receivable Agreement. The combined company does not expect to record net deferred tax assets related to the tax basis adjustments associated with the exchange of Paired Interests as those deferred tax assets are not more likely than not expected to be realized in accordance with ASC 740—Income Taxes. Accordingly, the combined company has not recorded a liability related to the Tax Receivable Agreement as of December 31, 2021, as the liability is not considered to be probable in accordance with ASC 450—Contingencies.

(h)	Reflects the reclassification of SCS Class A ordinary shares, giving effect to the redemption of 22,829,769 SCS Class A ordinary shares.

(i)

As discussed in Note 1 to these unaudited pro forma condensed consolidated financial statements, the combined company will consolidate ProKidney, but does not own 100% of the economic interest in ProKidney. The noncontrolling interest reflecting actual redemptions is 74.5%.

(j)

Reflects the gross proceeds of $574.8 million, net of an adjustment for the associated par value, from the issuance and sale of 57.5 million ProKidney Class A ordinary shares at $10.00 per share pursuant to the Subscription Agreements entered into with PIPE Investors in connection with the PIPE Investment.

(k)	Represents the recapitalization of the Legacy ProKidney Class A and Class B Units upon issuance of ProKidney Class B ordinary shares and Class B PMEL RSRs to Closing ProKidney Unitholders.

(l)	Represents pro forma adjustments to additional paid in capital to reflect the following:

(in thousands)	Note
PIPE Financing	(j	)	$574,743
Reclassification of common stock subject to redemption to permanent equity	(h	)	21,705
Issuance of Class B ordinary shares to existing ProKidney owners	(k	)	(18)
Transaction related fees	(m	)	(37,300)
Issuance of Earnout Shares	(n	)	—
Reclassification of ProKidney deferred offering costs to equity upon close	(c	)	(5,108)
Noncontrolling interest	(i	)	(422,491)

Adjusted additional paid in capital			$131,531

(m)

Represents transaction costs of $37.3 million incurred by Legacy ProKidney prior to, or concurrent with, the Closing that were cash settled upon Closing in accordance with the Business Combination Agreement. Of that amount, approximately $17.5 million related to investment transaction fees; $11.9 million related to equity financing fees associated with the PIPE financing and the remaining $7.9 million related to direct and incremental costs such as legal, tax, accounting, third-party advisory and other miscellaneous fees. This amount excluded the $7.7 million of deferred underwriting fees related to the SCS initial public offering as described in note (2) above, any amounts relating to the ProKidney Promissory Notes, which were repaid at the Closing, and other SCS transaction costs.

(n)

Represents the issuance of 17,500,000 Earnout Rights to Earnout Participants upon Closing. As discussed in Note 2 to the unaudited condensed consolidated financial statements, the adjustment to recognize the Earnout Rights would have no net impact on any financial statement line item as it would simultaneously increase and decrease additional paid-in capital.

(o)

Represents the exchange of SCS Class A ordinary shares, SCS Class B ordinary shares and related director restricted stock units held by the Sponsor and an independent director of SCS for ProKidney Class A ordinary shares.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2022

(aa)	Represents the adjustment to eliminate interest income related to the investment held in Trust Account.

(bb)

Does not reflect a pro forma adjustment to income tax expense as Legacy ProKidney has historically been in a net loss position. Legacy ProKidney files as a partnership for federal and state income tax purposes. As such, each partner is responsible for reporting income or loss to the extent required by federal and state income tax regulations, based upon their respective share of Legacy ProKidney income and expenses. ProKidney-US is a limited liability company and has elected to be treated as a C corporation, therefore, a provision for federal and state taxes has been recorded. Income tax expense of the combined company may differ from historical results due to the change in structure of ProKidney.

(cc)	Represents the adjustment for the net loss attributable to noncontrolling interest. The noncontrolling interest, giving effect to redemptions, is 74.5%.

(dd)

Represents the loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2021. As the Business Combination and related equity transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares issuable relating to the Business Combination were outstanding for the entirety of the period presented.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2021

(a)    Represents pro forma adjustments to cash and cash equivalents to reflect the following:

(in thousands)	Note
SCS cash held in Trust Account	(1)	$250,008
Payment of deferred underwriting fees	(2)	(7,700)
PIPE Financing	(3)	574,800
Payment to redeeming Public Stockholders	(4)	(228,305)
Payment of other transaction costs	(5)	(37,300)
Repayment of related party advance	(6)	(10)

Excess cash to balance sheet from Business Combination		$551,493

(1)	Reflects the liquidation and reclassification of investments held in the Trust Account to cash and cash equivalents.
(2)	Reflects the payment of $7.7 million of underwriters’ fees deferred by SCS and which were paid at the Closing.
(3)

Reflects the gross proceeds of $574.8 million from the issuance and sale of 57.5 million ProKidney Class A ordinary shares at $10.00 per share pursuant to the Subscription Agreements entered into with PIPE Investors in connection with the PIPE Investment.

(4)	Represents the payments made to the holders of SCS Class A ordinary shares in connection with the redemption of 22,829,769 SCS Class A ordinary shares.
(5)

Represents transaction costs of $37.3 million incurred by Legacy ProKidney prior to, or concurrent with, the Closing that were cash settled upon Closing in accordance with the Business Combination Agreement. Of that amount, approximately $17.5 million related to investment transaction fees; $11.9 million related to equity financing fees associated with the PIPE financing and the remaining $7.9 million related to direct and incremental costs such as legal, tax, accounting, third-party advisory and other miscellaneous fees. This amount excludes the $7.7 million of deferred underwriting fees related to the SCS initial public offering as described in note (2) above, any amounts relating to the ProKidney Promissory Notes, which were repaid at the Closing, and other SCS transaction costs.
(6)	Repayment of related party advance.

(b)	Reflects the liquidation and reclassification of investments held in the Trust Account to cash and cash equivalents.

(c)	Repayment of related party advance.

(d)	Reflects the payment of $7.7 million of underwriters’ fees deferred by SCS and which were paid at the Closing.

(e)	Reflects the reclassification of SCS Class A ordinary shares, giving effect to the redemption of 22,829,769 SCS Class A ordinary shares.

(f)

As discussed in Note 1 to these unaudited pro forma condensed consolidated financial statements, the combined company will consolidate ProKidney but does not own 100% of the economic interest in Legacy ProKidney. The noncontrolling interest reflecting actual redemptions is 74.5%.

(g)

Reflects the gross proceeds of $574.8 million, net of an adjustment for the associated par value, from the issuance and sale of 57.5 million ProKidney Class A ordinary shares at $10.00 per share pursuant to the Subscription Agreements entered into with PIPE Investors in connection with the PIPE Investment.

(h)	Represents the recapitalization of the Legacy ProKidney Class A and Class B Units upon issuance of ProKidney Class B ordinary shares and Class B PMEL RSRs to Closing ProKidney Unitholders.

(i)	Represents pro forma adjustments to additional paid in capital to reflect the following:

(in thousands)	Note
PIPE Financing	(g	)	$574,743
Reclassification of common stock subject to redemption to permanent equity	(e	)	21,703
Issuance of Class B ordinary shares to existing ProKidney owners	(h	)	(18)
Transaction related fees	(j	)	(37,300)
Issuance of Earnout Shares	(k	)	—
Noncontrolling interest	(f	)	(430,480)

Adjusted additional paid in capital			$128,648

(j)

Represents transaction costs of $37.3 million incurred by Legacy ProKidney prior to, or concurrent with, the Closing that were cash settled upon Closing in accordance with the Business Combination Agreement. Of that amount, approximately $17.5 million related to investment transaction fees; $11.9 million related to equity financing fees associated with the PIPE financing and the remaining $7.9 million related to direct and incremental costs such as legal, tax, accounting, third-party advisory and other miscellaneous fees. This amount excluded the $7.7 million of deferred underwriting fees related to the SCS initial public offering as described in note (2) above, any amounts relating to the ProKidney Promissory Notes, which were repaid at the Closing, and other SCS transaction costs.

(k)

Represents the issuance of 17,500,000 Earnout Rights to Earnout Participants upon Closing. As discussed in Note 2 to the unaudited condensed consolidated financial statements, the adjustment to recognize the Earnout Rights would have no net impact on any financial statement line item as it would simultaneously increase and decrease additional paid-in capital.

(l)

Represents the exchange of SCS Class A ordinary shares, SCS Class B ordinary shares and related director restricted stock units held by the Sponsor and an independent director of SCS for ProKidney Class A ordinary shares.

(m)

Upon the completion of the Business Combination, the combined company became a party to the Tax Receivable Agreement. Under the terms of the Tax Receivable Agreement, the combined company is required to pay to certain parties to the agreement 85% of the tax savings that it is deemed to realize in certain circumstances as a result of certain tax attributes that exist following the Transaction and that are created thereafter, including as a result of payments made under the Tax Receivable Agreement. The combined company does not expect to record net deferred tax assets related to the tax basis adjustments associated with the exchange of Paired Interests as those deferred tax assets are not more likely than not expected to be realized in accordance with ASC 740—Income Taxes. Accordingly, the combined company has not recorded a liability related to the Tax Receivable Agreement as of December 31, 2021, as the liability is not considered to be probable in accordance with ASC 450—Contingencies.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2021

(aa)	Represents the adjustment to eliminate interest income related to the investment held in Trust Account.

(bb)

Does not reflect a pro forma adjustment to income tax expense as Legacy ProKidney has historically been in a net loss position. Legacy ProKidney files as a partnership for federal and state income tax purposes. As such, each partner is responsible for reporting income or loss to the extent required by federal and state income tax regulations, based upon their respective share of Legacy ProKidney income and expenses. ProKidney-US is a limited liability company and has elected to be treated as a C corporation, therefore, a provision for federal and state taxes has been recorded. Income tax expense of the combined company may differ from historical results due to the change in structure of ProKidney.

(cc)	Represents the adjustment for the net loss attributable to noncontrolling interest. The noncontrolling interest, giving effect to actual redemptions, is 74.5%.

(dd)

Represents the loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2021. As the Business Combination and related equity transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares issuable relating to the Business Combination were outstanding for the entirety of the period presented.